                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


        As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 10, 1995 included in Registration Statement File No. 33-61932.





                                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 28, 1995